AMG FUNDS

AMG GW&K Small Cap Growth Fund

Supplement dated December 29, 2016 to the

Summary Prospectus dated May 1, 2016 (as revised October 1, 2016)

The following information supplements and supersedes any information to the contrary in the Summary Prospectus of AMG GW&K Small Cap Growth Fund (the “Fund”) dated as noted above.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

With respect to the legend that appears on the cover page of the Summary Prospectus, the last sentence is hereby deleted and replaced with the following:

The current prospectus and statement of additional information, dated May 1, 2016, as supplemented July 28, 2016, September 30, 2016 and December 29, 2016, are incorporated by reference into this summary prospectus.

Effective on or about February 27, 2017 (the “Implementation Date”), the name of AMG GW&K Small Cap Growth Fund will be changed to AMG GW&K Small/Mid Cap Fund. In addition, the Summary Prospectus will be revised as follows:

The “Principal Investment Strategies” section will be deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small- and mid-capitalization companies. The Fund ordinarily invests in approximately 55-85 stocks. The Fund primarily invests in common stock and preferred stock of U.S. small- and mid-capitalization companies. Small- and mid-capitalization companies are those with a market capitalization within the range of capitalizations of companies in the Russell 2500® Index (between $133 million and $9.88 billion as of May 27, 2016, the date of the latest reconstitution of the Index (implemented June 24, 2016)). The Fund may continue to hold securities of a portfolio company that subsequently appreciates above this capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in equity securities of small- and mid-capitalization companies at any given time.

The Fund invests in an unrestricted opportunity set, pursuing quality companies with either growth- or value-oriented characteristics. GW&K Investment Management, LLC, the subadviser to the Fund (“GW&K” or the “Subadviser”), intends to assemble a portfolio of securities diversified as to companies and industries. The Subadviser may consider increasing or reducing the Fund’s investment in a particular industry in view of the Fund’s goal of achieving industry diversification.

In addition, the Fund will be subject to Small- and Mid-Capitalization Stock Risk and Value Stock Risk, which are described below.

Small- and Mid-Capitalization Stock Risk. The stocks of small- and mid-capitalization companies may involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. A fund that invests in small- and mid-capitalization companies may underperform other stock funds (such as large-company stock funds) when stocks of small- and mid-capitalization companies are out of favor.

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Value Stock Risk. Value stocks present the risk that a stock may decline in price or never reach what the Subadviser believes is its full market value, either because the market fails to recognize what the Subadviser considers to be the company’s true business value or because the Subadviser overestimates the company’s true business value. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value stocks may underperform growth stocks and stocks in other broad style categories (and the stock market as a whole) during given periods.

Also effective on the Implementation Date, the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund will be Daniel L. Miller and Jeffrey W. Thibault.

Also effective on the Implementation Date, the Fund will use the Russell 2500 Index instead of the Russell 2000 Growth Index as its benchmark for performance comparison purposes because AMG Funds LLC and GW&K Investment Management, LLC believe the Russell 2500 Index is a more appropriate comparison in light of the Fund’s new principal investment strategy.

These changes will take effect no earlier than 60 days from the date of this notice as required by Rule 35d-1 under the Investment Company Act of 1940.

Fee Changes

Effective on the Implementation Date, the management fee for the Fund will be reduced from 0.75% to 0.65%, the contractual expense limitation amount will be reduced from 0.95% to 0.85% (the terms of the Fund’s expense limitation arrangement will otherwise remain the same), shareholder servicing fees paid by Class N shares of the Fund will decrease from up to 0.25% to up to 0.15% and Class I shares of the Fund will be authorized to pay up to 0.10% in shareholder servicing fees. Shareholders will not experience any increase in expenses as a result of these changes as there will be no increase in the total net expense ratio for the Fund. AMG Funds LLC will pay a portion of the management fee to the Fund’s subadviser for its services.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE